UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21563

Eaton Vance Short Duration Diversified Income Fund
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2007

Item 1. Reports to Stockholders

Semiannual Report April 30, 2007

EATON VANCE
SHORT
DURATION
DIVERSIFIED
INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. The Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Fund or Portfolio voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2007

INVESTMENT UPDATE

The Fund

Performance

•      Based on share price, Eaton Vance Short Duration Diversified Income Fund (the “Fund”), a closed-end fund traded on the New York Stock Exchange under the symbol “EVG”, had a total return of 10.52% for the six months ended April 30, 2007. That return was the result of an increase in share price to $18.87 on April 30, 2007, from $17.75 on October 31, 2006, and the reinvestment of $0.710 in monthly distributions.

•      Based on net asset value (NAV) per share, the Fund had a total return of 4.91% for the same period. This return resulted from an increase in NAV per share to $18.59 on April 30, 2007, from $18.42 on October 31, 2006, and the reinvestment of $0.710 in monthly distributions.

•      The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions.

Management discussion

•      In pursuing the Fund’s objective, the Fund’s investments have been allocated primarily to senior, secured loans, mortgage-backed securities (MBS) and foreign obligations.

•      Within the senior loan segment, the Fund continued to emphasize broad diversification across economic and industry groups, while retaining its holdings of currency-hedged foreign loan obligations, which turned in a strong showing. Despite record new loan issuance, demand exceeded loan supply. The technical imbalance resulted in loans repricing at slightly lower credit spreads. In addition, certain large new issues came to market with fewer financial covenants. However, despite this fact, management notes that the chief determinants of the loan asset class’s long-term performance – seniority and security – remain in place.

•      Within the Fund’s MBS investments, management maintained its focus on seasoned MBS. Because seasoned MBS have typically been held by homeowners through several interest rate cycles, they are less likely to be prepaid in response to changing interest rates. Seasoned MBS performed well during the period. Yield spreads remained tight amid expectations for steady, relatively low prepayment rates and continued foreign investment. The Fund held no investments in subprime MBS during the period.

•      The Fund’s foreign investments included primarily long and short forward currency contracts, foreign-denominated sovereign bonds and other derivatives and foreign loans. The Fund added to its Asian weighting, increasing long currency positions in India and the Philippines, while eliminating a short position in the Japanese yen. A large position in the Malaysian ringgit was supplemented with an interest rate swap, reflecting management’s optimism about interest rates. In Eastern Europe, long positions in Poland, Iceland, Romania and Serbia afforded attractive spreads or appreciation opportunities over the Euro, with currency risk partially offset by cross hedges. Within its local sovereign bond investments, the Fund had positions in Brazil and Indonesia, while increasing its exposure to Egypt. Among the top performers were Brazilian bonds and forward contracts, as Brazil’s currency benefited from strong global demand for commodities. Small bond and forward contract positions in sub-Saharan African countries added further diversification.

•      The Fund employs leverage through derivative instruments and the reinvestment of securities lending collateral. At April 30, 2007, the Fund had leverage of approximately 54%, comprised of approximately 20% through securities lending and approximately 34% through derivative instruments. Use of financial leverage creates an opportunity for increased total return but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares).

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2007

PERFORMANCE

Performance(1)

Average Annual Total Return (by share price, NYSE)
Six Months	10.52%
One Year	25.02
Life of Fund (2/28/05)	7.34

Average Annual Total Return (at net asset value)
Six Months	4.91%
One Year	8.68
Life of Fund (2/28/05)	6.60

(1)  Share price and net asset value on 2/28/05 are calculated assuming an offering price of $20.00, less the sales load of $0.90 per share paid by the shareholder. Performance results reflect the effects of leverage.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com

The views expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and Eaton Vance disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an Eaton Vance fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Fund allocations(2)

By total leveraged assets

(2)   Fund Allocations are as of 4/30/07 and are as a percentage of the Fund’s total leveraged assets. Total leveraged assets include all assets of the Fund (including those acquired with financial leverage), the notional value of long and short forward foreign currency contracts and other foreign obligations derivatives held by the Fund. Fund Allocations as a percentage of the Fund’s net assets amounted to 215.6% as of 4/30/07. Fund Allocations are subject to change due to active management. Please refer to definition of total leveraged assets within the Notes to Financial Statements included herein.

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS (Unaudited)

Senior, Floating Rate Interests — 69.5%(1)
Principal Amount	Borrower/Tranche Description	Value
Aerospace and Defense — 1.7%
Dresser Rand Group, Inc.
347,110 EUR	Term Loan, 6.19%, Maturing October 29, 2011	$476,087
Evergreen International Aviation
280,469	Term Loan, 8.83%, Maturing October 31, 2011	282,222
Hawker Beechcraft Acquisition
28,085	Term Loan, 5.25%, Maturing March 26, 2014	28,218
331,915	Term Loan, 7.32%, Maturing March 26, 2014	333,486
Hexcel Corp.
656,839	Term Loan, 7.11%, Maturing March 1, 2012	659,302
K&F Industries, Inc.
519,784	Term Loan, 7.32%, Maturing November 18, 2012	520,678
Spirit AeroSystems, Inc.
1,565,642	Term Loan, 7.11%, Maturing December 31, 2011	1,574,449
Standard Aero Holdings, Inc.
593,305	Term Loan, 7.59%, Maturing August 24, 2012	594,417
TransDigm, Inc.
475,000	Term Loan, 7.35%, Maturing June 23, 2013	478,384
Vought Aircraft Industries, Inc.
181,818	Term Loan, 7.81%, Maturing December 17, 2011	183,182
800,856	Term Loan, 7.83%, Maturing December 17, 2011	807,863
		$5,938,288
Air Transport — 0.2%
Northwest Airlines, Inc.
$600,000	DIP Loan, 7.32%, Maturing August 21, 2008	$602,813
		$602,813
Automotive — 3.8%
AA Acquisitions Co., Ltd.
500,000 GBP	Term Loan, 7.90%, Maturing June 25, 2012	$1,014,782
Accuride Corp.
553,864	Term Loan, 7.38%, Maturing January 31, 2012	557,787
Affina Group, Inc.
845,732	Term Loan, 8.36%, Maturing November 30, 2011	852,472
AxleTech International Holding, Inc.
425,000	Term Loan, 11.85%, Maturing April 21, 2013	429,250
CSA Acquisition Corp.
225,113	Term Loan, 7.88%, Maturing December 23, 2011	226,485
579,501	Term Loan, 7.88%, Maturing December 23, 2011	583,032

Principal Amount	Borrower/Tranche Description	Value
Automotive (continued)
Dayco Europe S.R.I.
746,582 EUR	Term Loan, 6.15%, Maturing June 21, 2010	$1,022,719
Dayco Products, LLC
570,688	Term Loan, 7.85%, Maturing June 21, 2011	576,870
Delphi Corp.
500,000	Term Loan, 7.63%, Maturing October 8, 2007	502,734
Exide Technologies
949,088 EUR	Term Loan, 10.12%, Maturing May 5, 2010	1,360,031
Federal-Mogul Corp.
500,000	DIP Loan, 7.32%, Maturing July 1, 2007	501,187
361,345	Term Loan, 7.57%, Maturing July 1, 2007	360,103
420,728	Term Loan, 7.59%, Maturing July 1, 2007	419,632
Ford Motor Co.
498,750	Term Loan, 8.36%, Maturing December 15, 2013	502,756
General Motors Corp.
423,938	Term Loan, 7.73%, Maturing November 29, 2013	427,780
Goodyear Tire & Rubber Co.
675,000	Term Loan, 7.10%, Maturing April 30, 2010	678,411
500,000	Term Loan, 8.82%, Maturing March 1, 2011	503,000
Keystone Automotive Operations, Inc.
249,375	Term Loan, 8.54%, Maturing January 12, 2012	249,063
R.J. Tower Corp.
370,000	DIP Revolving Loan, 9.94%, Maturing August 2, 2007	369,703
Teutates Vermogensverwaltung
500,000 EUR	Term Loan, 5.85%, Maturing March 11, 2014	689,223
500,000 EUR	Term Loan, 6.10%, Maturing March 11, 2015	692,024
TriMas Corp.
70,313	Term Loan, 8.07%, Maturing August 2, 2011	71,279
303,164	Term Loan, 8.12%, Maturing August 2, 2013	307,333
United Components, Inc.
375,000	Term Loan, 7.61%, Maturing June 30, 2010	377,344
		$13,275,000
Beverage and Tobacco — 0.4%
Culligan International Co.
$327,907	Term Loan, 7.07%, Maturing September 30, 2011	$328,419
Liberator Midco, Ltd.
250,000 EUR	Term Loan, 6.09%, Maturing October 27, 2013	346,502
250,000 EUR	Term Loan, 6.46%, Maturing October 27, 2014	347,946
National Dairy Holdings, L.P.
455,714	Term Loan, 7.32%, Maturing March 15, 2012	456,569
		$1,479,436

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount	Borrower/Tranche Description	Value
Building and Development — 3.3%
BioMed Realty, L.P.
$660,000	Term Loan, 7.57%, Maturing May 31, 2010	$662,475
Building Materials Corp. of America
399,000	Term Loan, 8.19%, Maturing February 22, 2014	397,304
Capital Automotive REIT
395,362	Term Loan, 7.07%, Maturing December 16, 2010	399,248
Epco / Fantome, LLC
480,000	Term Loan, 7.98%, Maturing November 23, 2010	482,400
Hovstone Holdings, LLC
211,121	Term Loan, 7.09%, Maturing February 28, 2009	207,954
Lanoga Corp.
372,195	Term Loan, 7.10%, Maturing June 29, 2013	369,170
LNR Property Corp.
800,000	Term Loan, 8.11%, Maturing July 3, 2011	805,571
Mueller Group, Inc.
470,079	Term Loan, 7.35%, Maturing October 3, 2012	473,702
Nortek, Inc.
979,900	Term Loan, 7.36%, Maturing August 27, 2011	984,064
Panolam Industries Holdings, Inc.
173,407	Term Loan, 8.10%, Maturing September 30, 2012	173,949
Ply Gem Industries, Inc.
530,189	Term Loan, 8.10%, Maturing August 15, 2011	530,520
19,811	Term Loan, 8.10%, Maturing August 15, 2011	19,823
Realogy Corp.
196,212	Term Loan, 8.32%, Maturing September 1, 2014	197,228
728,788	Term Loan, 8.35%, Maturing September 1, 2014	732,562
Ristretto Investissements SAS
308,150 EUR	Term Loan, 6.29%, Maturing September 30, 2013	426,201
130,995 GBP	Term Loan, 8.00%, Maturing September 30, 2013	265,027
308,150 EUR	Term Loan, 6.67%, Maturing September 30, 2014	428,304
130,995 GBP	Term Loan, 8.38%, Maturing September 30, 2014	266,337
Rubicon GSA II, LLC
675,000	Term Loan, 8.09%, Maturing July 31, 2008	675,000
Stile Acquisition Corp.
303,697	Term Loan, 7.35%, Maturing April 6, 2013	297,671
Stile U.S. Acquisition Corp.
304,215	Term Loan, 7.35%, Maturing April 6, 2013	298,178
TRU 2005 RE Holding Co.
1,325,000	Term Loan, 8.32%, Maturing December 9, 2008	1,337,215
United Subcontractors, Inc.
250,000	Term Loan, 12.62%, Maturing June 27, 2013	246,146
Wintergames Acquisition ULC
841,713	Term Loan, 7.42%, Maturing October 26, 2007	843,817
		$11,519,866

Principal Amount	Borrower/Tranche Description	Value
Business Equipment and Services — 6.2%
ACCO Brands Corp.
$1,187,970	Term Loan, 7.11%, Maturing August 17, 2012	$1,198,365
Affiliated Computer Services
246,875	Term Loan, 7.32%, Maturing March 20, 2013	247,646
620,313	Term Loan, 7.32%, Maturing March 20, 2013	622,251
Affinion Group, Inc.
475,349	Term Loan, 7.86%, Maturing October 17, 2012	479,746
Allied Security Holdings, LLC
368,182	Term Loan, 8.35%, Maturing June 30, 2010	372,784
Audatex North America, Inc.
1,000,000 EUR	Term Loan, 9.36%, Maturing January 13, 2013	1,383,515
Buhrmann US, Inc.
1,969,620 EUR	Term Loan, 5.65%, Maturing December 23, 2010	2,691,399
Bushnell Performance Optics
492,680	Term Loan, 8.34%, Maturing August 19, 2011	495,349
DynCorp International, LLC
490,000	Term Loan, 7.63%, Maturing February 11, 2011	494,083
Gate Gourmet Borrower, LLC
387,496 EUR	Term Loan, 6.63%, Maturing March 9, 2013	536,328
Info USA, Inc.
197,505	Term Loan, 7.35%, Maturing February 14, 2012	198,246
N.E.W. Holdings I, LLC
200,000	Term Loan, 12.35%, Maturing February 8, 2014	203,250
131,707	Term Loan, 7.60%, Maturing August 8, 2014	132,613
Nielsen Finance, LLC
1,990,000	Term Loan, 7.61%, Maturing August 9, 2013	2,009,693
Protection One, Inc.
193,957	Term Loan, 7.59%, Maturing March 31, 2012	194,745
Quintiles Transnational Corp.
500,000	Term Loan, 9.35%, Maturing March 31, 2014	507,708
Sabare, Inc.
900,000	Term Loan, 7.61%, Maturing September 30, 2014	902,953
Sitel (Client Logic)
292,041	Term Loan, 7.82%, Maturing January 29, 2014	294,231
SunGard Data Systems, Inc.
2,952,538	Term Loan, 7.36%, Maturing February 11, 2013	2,981,387
TDS Investor Corp.
995,000 EUR	Term Loan, 6.66%, Maturing August 23, 2013	1,368,232
Telcordia Technologies, Inc.
662,731	Term Loan, 8.11%, Maturing September 15, 2012	656,104
VWR International, Inc.
1,216,362 EUR	Term Loan, 6.25%, Maturing April 7, 2011	1,672,481
West Corp.
698,250	Term Loan, 7.75%, Maturing October 24, 2013	704,098
Williams Scotsman, Inc.
930,000	Term Loan, 6.82%, Maturing June 27, 2010	929,710
Worldspan, L.P.
399,000	Term Loan, 8.60%, Maturing December 7, 2013	401,045
		$21,677,962

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount	Borrower/Tranche Description	Value
Cable and Satellite Television — 4.3%
Cequel Communications, LLC
$475,000	Term Loan, 9.86%, Maturing May 5, 2014	$492,738
909,466	Term Loan, 11.36%, Maturing May 5, 2014	947,956
CSC Holdings, Inc.
891,000	Term Loan, 7.08%, Maturing March 29, 2013	895,158
Insight Midwest Holdings, LLC
1,525,000	Term Loan, 7.35%, Maturing April 6, 2014	1,534,650
Kabel Deutschland GmbH
1,000,000 EUR	Term Loan, 5.84%, Maturing March 31, 2012	1,377,658
NTL Investment Holdings, Ltd.
538,924 GBP	Term Loan, 7.45%, Maturing March 30, 2012	1,082,304
461,076 GBP	Term Loan, 7.45%, Maturing March 30, 2012	925,963
Orion Cable GMBH
375,000 EUR	Term Loan, 6.62%, Maturing October 31, 2014	516,945
375,000 EUR	Term Loan, 7.22%, Maturing October 31, 2015	519,352
Persona Communications Corp.
250,000	Term Loan, 11.35%, Maturing April 12, 2014	254,844
PKS Media (Netherlands) B.V.
432,500 EUR	Term Loan, 5.84%, Maturing October 5, 2013	590,815
500,000 EUR	Term Loan, 6.34%, Maturing October 5, 2013	684,724
500,000 EUR	Term Loan, 6.84%, Maturing October 5, 2014	687,348
UGS Corp.
1,629,021	Term Loan, 7.07%, Maturing March 31, 2012	1,630,039
UPC Broadband Holding B.V.
1,150,000 EUR	Term Loan, 5.94%, Maturing June 30, 2009	1,578,835
Ypso Holding SA
496,137 EUR	Term Loan, 6.36%, Maturing July 28, 2014	680,553
191,468 EUR	Term Loan, 6.36%, Maturing July 28, 2014	262,638
312,395 EUR	Term Loan, 6.36%, Maturing July 28, 2014	428,514
		$15,091,034
Chemicals and Plastics — 5.0%
Basell Af S.A.R.L.
$208,333	Term Loan, 7.57%, Maturing August 1, 2013	$211,035
41,667	Term Loan, 7.57%, Maturing August 1, 2013	42,207
208,333	Term Loan, 8.32%, Maturing August 1, 2014	211,035
41,667	Term Loan, 8.32%, Maturing August 1, 2014	42,207
Brenntag Holding GmbH and Co.
1,041,046 EUR	Term Loan, 12.88%, Maturing December 23, 2013	1,465,759
Foamex L.P.
258,824	Term Loan, 7.60%, Maturing February 12, 2013	259,686
Georgia Gulf Corp.
264,762	Term Loan, 7.32%, Maturing October 3, 2013	266,145

Principal Amount	Borrower/Tranche Description	Value
Chemicals and Plastics (continued)
Hexion Specialty Chemicals, Inc.
$1,059,990	Term Loan, 7.88%, Maturing May 5, 2013	$1,068,893
230,260	Term Loan, 7.88%, Maturing May 5, 2013	232,194
INEOS Group
495,000	Term Loan, 7.58%, Maturing December 14, 2013	501,187
495,000	Term Loan, 8.08%, Maturing December 14, 2014	501,187
Innophos, Inc.
481,656	Term Loan, 7.57%, Maturing August 10, 2010	484,265
ISP Chemo, Inc.
693,000	Term Loan, 7.13%, Maturing February 16, 2013	698,012
Kranton Polymers, LLC
734,981	Term Loan, 7.38%, Maturing May 12, 2013	741,565
Lucite International Group Holdings
183,726	Term Loan, 8.07%, Maturing July 7, 2013	186,023
64,886	Term Loan, 8.07%, Maturing July 7, 2013(2)	65,697
Lyondell Chemical Co.
1,094,500	Term Loan, 6.86%, Maturing August 16, 2013	1,099,323
Momentive Performance Material
349,125	Term Loan, 7.63%, Maturing December 4, 2013	351,343
Nalco Co.
1,641,055	Term Loan, 7.10%, Maturing November 4, 2010	1,652,117
PQ Corp.
486,298	Term Loan, 7.35%, Maturing February 10, 2012	488,121
Professional Paint, Inc.
198,500	Term Loan, 7.63%, Maturing May 31, 2012	197,507
Propex Fabrics, Inc.
249,617	Term Loan, 8.36%, Maturing July 31, 2012	249,929
Rockwood Specialties Group
1,470,000 EUR	Term Loan, 6.26%, Maturing July 30, 2012	2,024,365
Sigmakalon (BC) Holdco B.V.
8,871 EUR	Term Loan, 6.41%, Maturing September 9, 2013	12,215
173,632 EUR	Term Loan, 6.41%, Maturing September 9, 2013	239,086
317,498 EUR	Term Loan, 6.41%, Maturing September 9, 2013	437,185
107,857 EUR	Term Loan, 7.16%, Maturing September 9, 2014	149,120
26,409 EUR	Term Loan, 7.16%, Maturing September 9, 2014	36,512
335,513 EUR	Term Loan, 7.16%, Maturing September 9, 2014	463,872
1,000,000 EUR	Term Loan, 9.41%, Maturing September 9, 2015	1,383,515
Solo Cup Co.
928,073	Term Loan, 8.85%, Maturing February 27, 2011	943,879
200,000	Term Loan, 11.57%, Maturing March 31, 2012	204,813
Solutia, Inc.
500,000	DIP Loan, 8.36%, Maturing March 31, 2008	505,944
		$17,415,943

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount	Borrower/Tranche Description	Value
Clothing / Textiles — 0.2%
Hanesbrands, Inc.
$486,188	Term Loan, 7.11%, Maturing September 5, 2013	$489,558
250,000	Term Loan, 9.11%, Maturing March 5, 2014	256,445
St. John Knits International, Inc.
126,366	Term Loan, 8.35%, Maturing March 23, 2012	127,314
		$873,317
Conglomerates — 1.5%
Amsted Industries, Inc.
$516,024	Term Loan, 7.35%, Maturing October 15, 2010	$517,959
Education Management, LLC
446,625	Term Loan, 7.38%, Maturing June 1, 2013	448,858
GenTek, Inc.
697,327	Term Loan, 7.36%, Maturing February 25, 2011	700,160
Goodman Global Holdings, Inc.
369,316	Term Loan, 7.13%, Maturing December 23, 2011	370,547
Johnson Diversey, Inc.
730,329	Term Loan, 7.86%, Maturing December 16, 2011	740,066
Polymer Group, Inc.
1,333,125	Term Loan, 7.59%, Maturing November 22, 2012	1,336,875
Rexnord Corp.
386,885	Term Loan, 7.86%, Maturing July 19, 2013	390,210
US Investigations Services, Inc.
664,875	Term Loan, 7.85%, Maturing October 14, 2012	670,277
		$5,174,952
Containers and Glass Products — 4.1%
Berry Plastics Corp.
$550,000	Term Loan, 7.32%, Maturing April 3, 2015	$552,320
Bluegrass Container Co.
108,573	Term Loan, 7.59%, Maturing June 30, 2013	109,911
362,864	Term Loan, 7.59%, Maturing June 30, 2013	367,335
84,848	Term Loan, 10.32%, Maturing December 30, 2013	86,588
265,152	Term Loan, 10.32%, Maturing December 30, 2013	270,587
Celanese Holdings, LLC
1,000,000 EUR	Term Loan, 5.67%, Maturing April 6, 2011	1,372,001
Consolidated Container Holding
325,000	Term Loan, 7.60%, Maturing March 28, 2014	326,286
Crown Americas, Inc.
990,000 EUR	Term Loan, 5.56%, Maturing November 15, 2012	1,351,102
Graham Packaging Holdings Co.
1,200,000	Term Loan, 7.63%, Maturing October 7, 2011	1,208,750
Graphic Packaging International, Inc.
2,277,695	Term Loan, 7.83%, Maturing August 8, 2010	2,287,127

Principal Amount	Borrower/Tranche Description	Value
Containers and Glass Products (continued)
JSG Acquisitions
1,250,000 EUR	Term Loan, 6.12%, Maturing December 31, 2014	$1,725,063
1,250,000 EUR	Term Loan, 6.64%, Maturing December 31, 2014	1,732,726
Pregis Corp.
985,000	Term Loan, 7.60%, Maturing October 12, 2011	993,003
Smurfit-Stone Container Corp.
428,496	Term Loan, 5.22%, Maturing November 1, 2011	432,221
862,091	Term Loan, 7.38%, Maturing November 1, 2011	869,585
816,601	Term Loan, 7.38%, Maturing November 1, 2011	823,700
		$14,508,305
Cosmetics / Toiletries — 0.3%
American Safety Razor Co.
$300,000	Term Loan, 11.63%, Maturing July 31, 2014	$305,625
Prestige Brands, Inc.
685,002	Term Loan, 7.63%, Maturing April 7, 2011	689,284
		$994,909
Drugs — 0.5%
Graceway Pharmaceuticals, LLC
$395,200	Term Loan, 7.85%, Maturing December 29, 2011	$395,941
Pharmaceutical Holdings Corp.
200,000	Term Loan, 8.57%, Maturing January 30, 2012	200,500
Stiefel Laboratories, Inc.
162,114	Term Loan, 7.61%, Maturing December 28, 2013	163,735
211,949	Term Loan, 7.61%, Maturing December 28, 2013	214,068
Warner Chilcott Corp.
186,574	Term Loan, 7.35%, Maturing January 18, 2012	187,707
679,565	Term Loan, 7.36%, Maturing January 18, 2012	683,691
		$1,845,642
Ecological Services and Equipment — 1.2%
Blue Waste B.V. (AVR Acquisition)
500,000 EUR	Term Loan, 6.17%, Maturing April 1, 2015	$694,423
Duratek, Inc.
171,594	Term Loan, 7.63%, Maturing June 7, 2013	173,310
EnergySolutions, LLC
18,082	Term Loan, 7.57%, Maturing June 7, 2013	18,263
370,257	Term Loan, 7.63%, Maturing June 7, 2013	373,959
Environmental Systems, Inc.
471,218	Term Loan, 10.75%, Maturing December 12, 2008	470,040
Kemble Water Structure Ltd.
500,000 GBP	Term Loan, 9.33%, Maturing October 13, 2013	1,010,410

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount	Borrower/Tranche Description	Value
Ecological Services and Equipment (continued)
Sensus Metering Systems, Inc.
$42,535	Term Loan, 7.36%, Maturing December 17, 2010	$42,748
392,635	Term Loan, 7.36%, Maturing December 17, 2010	394,598
Sulo GmbH
625,000 EUR	Term Loan, 10.33%, Maturing January 19, 2016	869,672
		$4,047,423
Electronics / Electrical — 1.8%
Advanced Micro Devices, Inc.
$526,324	Term Loan, 7.34%, Maturing December 31, 2013	$527,760
Aspect Software, Inc.
572,125	Term Loan, 8.31%, Maturing July 11, 2011	578,085
500,000	Term Loan, 12.44%, Maturing July 11, 2013	503,750
Fender Musical Instruments Co.
250,000	Term Loan, 11.36%, Maturing October 1, 2012	256,250
Freescale Semiconductor, Inc.
1,221,938	Term Loan, 7.11%, Maturing December 1, 2013	1,225,407
Infor Enterprise Solutions Holdings
751,936	Term Loan, 9.10%, Maturing July 28, 2012	758,327
392,314	Term Loan, 9.10%, Maturing July 28, 2012	394,766
Invensys International Holding
650,000 EUR	Term Loan, 5.91%, Maturing December 15, 2010	892,077
Open Solutions, Inc.
325,000	Term Loan, 7.49%, Maturing January 23, 2014	326,625
SS&C Technologies, Inc.
455,069	Term Loan, 7.32%, Maturing November 23, 2012	457,819
18,453	Term Loan, 7.84%, Maturing November 23, 2012	18,564
VertaFore, Inc.
275,000	Term Loan, 11.36%, Maturing January 31, 2013	275,000
		$6,214,430
Equipment Leasing — 0.4%
AWAS Capital, Inc.
$678,480	Term Loan, 11.38%, Maturing March 22, 2013	$688,657
Maxim Crane Works, L.P.
337,326	Term Loan, 7.33%, Maturing January 28, 2010	337,958
United Rentals, Inc.
84,034	Term Loan, 5.32%, Maturing February 14, 2011	84,515
184,623	Term Loan, 7.32%, Maturing February 14, 2011	185,680
		$1,296,810
Farming / Agriculture — 0.1%
BF Bolthouse HoldCo, LLC
$375,000	Term Loan, 10.85%, Maturing December 16, 2013	$380,391
		$380,391

Principal Amount	Borrower/Tranche Description	Value
Food Products — 3.2%
Acosta, Inc.
$620,313	Term Loan, 7.57%, Maturing July 28, 2013	$625,869
American Seafoods Group, LLC
778,372	Term Loan, 7.10%, Maturing September 30, 2011	777,399
BL Marketing, Ltd.
300,000 GBP	Term Loan, 8.23%, Maturing December 20, 2013	608,954
300,000 GBP	Term Loan, 8.73%, Maturing December 20, 2014	611,579
Black Lion Beverages III B.V.
1,000,000 EUR	Term Loan, 8.60%, Maturing January 24, 2016	1,398,869
Charden International B.V.
250,000 EUR	Term Loan, 6.54%, Maturing March 14, 2014	343,178
250,000 EUR	Term Loan, 7.04%, Maturing March 14, 2015	344,599
Chiquita Brands, LLC
900,834	Term Loan, 8.38%, Maturing June 28, 2012	912,658
Dean Foods Co.
975,000	Term Loan, 6.875%, Maturing April 2, 2014	977,781
Michael Foods, Inc.
220,972	Term Loan, 7.36%, Maturing November 21, 2010	221,893
Nash-Finch Co.
410,571	Term Loan, 7.88%, Maturing November 12, 2010	411,598
Picard Surgeles S.A.
500,000 EUR	Term Loan, 6.08%, Maturing June 4, 2014	690,265
Pinnacle Foods Finance, LLC
1,075,000	Term Loan, 8.10%, Maturing April 2, 2014	1,083,600
QCE Finance, LLC
275,000	Term Loan, 11.10%, Maturing November 5, 2013	280,099
Reddy Ice Group, Inc.
925,000	Term Loan, 7.11%, Maturing August 9, 2012	927,602
Ruby Acquisitions, Ltd.
500,000 GBP	Term Loan, 8.35%, Maturing January 5, 2015	1,000,863
		$11,216,806
Food Service — 0.6%
Aramark Corp.
550,000 GBP	Term Loan, 7.71%, Maturing January 27, 2014	$1,105,417
Buffets, Inc.
52,500	Term Loan, 5.26%, Maturing May 1, 2013	52,943
396,506	Term Loan, 8.36%, Maturing November 1, 2013	399,852
Denny's, Inc.
40,000	Term Loan, 7.32%, Maturing March 31, 2012	40,388
241,135	Term Loan, 7.35%, Maturing March 31, 2012	243,471
Sturm Foods, Inc.
350,000	Term Loan, 7.94%, Maturing January 31, 2014	351,240
		$2,193,311

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount	Borrower/Tranche Description	Value
Food / Drug Retailers — 0.7%
General Nutrition Centers, Inc.
$300,000	Term Loan, 7.60%, Maturing September 16, 2013	$299,888
Roundy's Supermarkets, Inc.
814,708	Term Loan, 8.09%, Maturing November 3, 2011	822,550
The Jean Coutu Group (PJC), Inc.
1,254,889	Term Loan, 7.88%, Maturing July 30, 2011	1,257,906
		$2,380,344
Forest Products — 2.0%
Boise Cascade Holdings, LLC
$2,021,668	Term Loan, 6.82%, Maturing October 29, 2011	$2,030,971
Buckeye Technologies, Inc.
312,174	Term Loan, 7.33%, Maturing April 15, 2010	312,759
Georgia-Pacific Corp.
1,728,125	Term Loan, 7.09%, Maturing December 20, 2012	1,738,608
NewPage Corp.
670,954	Term Loan, 7.63%, Maturing May 2, 2011	677,663
Xerium Technologies, Inc.
1,562,649 EUR	Term Loan, 6.67%, Maturing May 18, 2012	2,138,757
		$6,898,758
Healthcare — 4.0%
Accellent, Inc.
$592,500	Term Loan, 7.86%, Maturing November 22, 2012	$592,377
Alliance Imaging, Inc.
470,000	Term Loan, 7.88%, Maturing December 29, 2011	472,585
American Achievement Corp.
383,116	Term Loan, 7.72%, Maturing March 25, 2011	385,909
American Medical Systems
462,617	Term Loan, 7.68%, Maturing July 20, 2012	463,195
AMR HoldCo, Inc.
322,708	Term Loan, 7.38%, Maturing February 10, 2012	324,020
Carl Zeiss Vision Holding GmbH
400,000 EUR	Term Loan, 7.84%, Maturing March 23, 2015	406,750
Community Health Systems, Inc.
977,444	Term Loan, 7.10%, Maturing August 19, 2011	981,033
597,000	Term Loan, 7.10%, Maturing February 29, 2012	599,192
Concentra Operating Corp.
419,067	Term Loan, 7.33%, Maturing September 30, 2011	420,639
Davita, Inc.
1,201,075	Term Loan, 6.84%, Maturing October 5, 2012	1,205,955
Emdeon Business Services, LLC
495,439	Term Loan, 7.60%, Maturing November 16, 2013	498,226
Encore Medical Finance, LLC
298,502	Term Loan, 7.88%, Maturing November 3, 2013	299,528

Principal Amount	Borrower/Tranche Description	Value
Healthcare (continued)
FHC Health Systems, Inc.
$125,329	Term Loan, 12.11%, Maturing December 18, 2009	$129,089
87,730	Term Loan, 14.11%, Maturing December 18, 2009	89,924
HCA, Inc.
1,945,125	Term Loan, 7.60%, Maturing November 18, 2013	1,967,729
Health Management Association, Inc.
710,000	Term Loan, 7.10%, Maturing February 28, 2014	713,624
Invacare Corp.
299,250	Term Loan, 7.60%, Maturing February 12, 2013	301,120
Kinetic Concepts, Inc.
181,000	Term Loan, 6.85%, Maturing October 3, 2009	181,396
LifeCare Holdings, Inc.
221,625	Term Loan, 7.60%, Maturing August 11, 2012	220,129
National Mentor Holdings, Inc.
16,800	Term Loan, 5.32%, Maturing June 29, 2013	16,868
281,076	Term Loan, 7.35%, Maturing June 29, 2013	282,218
Nyco Holdings
312,500 EUR	Term Loan, 6.41%, Maturing December 29, 2014	428,150
312,500 EUR	Term Loan, 6.91%, Maturing December 29, 2015	430,105
P&F Capital S.A.R.L.
209,223 EUR	Term Loan, 6.30%, Maturing February 21, 2014	289,741
65,049 EUR	Term Loan, 6.30%, Maturing February 21, 2014	90,082
125,235 EUR	Term Loan, 6.30%, Maturing February 21, 2014	173,430
100,494 EUR	Term Loan, 6.30%, Maturing February 21, 2014	139,168
94,595 EUR	Term Loan, 6.80%, Maturing February 21, 2015	131,505
35,135 EUR	Term Loan, 6.80%, Maturing February 21, 2015	48,845
72,973 EUR	Term Loan, 6.80%, Maturing February 21, 2015	101,447
297,297 EUR	Term Loan, 6.80%, Maturing February 21, 2015	413,302
Select Medical Holding Corp.
490,000	Term Loan, 7.36%, Maturing February 24, 2012	489,192
Vanguard Health Holding Co., LLC
735,117	Term Loan, 7.60%, Maturing September 23, 2011	740,783
		$14,027,256
Home Furnishings — 0.7%
Interline Brands, Inc.
$280,489	Term Loan, 7.07%, Maturing June 23, 2013	$281,015
194,022	Term Loan, 7.07%, Maturing June 23, 2013	194,386
Jarden Corp.
365,933	Term Loan, 7.10%, Maturing January 24, 2012	367,127
205,969	Term Loan, 7.10%, Maturing January 24, 2012	206,398
Oreck Corp.
451,807	Term Loan, 10.00%, Maturing February 2, 2012	440,512
Simmons Co.
832,620	Term Loan, 7.43%, Maturing December 19, 2011	837,824
		$2,327,262

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount	Borrower/Tranche Description	Value
Industrial Equipment — 1.4%
Alliance Laundry Holdings, LLC
$297,240	Term Loan, 7.57%, Maturing January 27, 2012	$299,656
Douglas Dynamics Holdings, Inc.
857,241	Term Loan, 7.10%, Maturing December 16, 2010	850,811
Generac Acquisition Corp.
371,250	Term Loan, 7.85%, Maturing November 7, 2013	371,807
Gleason Corp.
179,394	Term Loan, 7.60%, Maturing June 30, 2013	180,908
200,000	Term Loan, 10.88%, Maturing December 31, 2013	202,250
John Maneely Co.
593,831	Term Loan, 8.61%, Maturing December 8, 2013	595,686
PP Acquisition Corp.
1,047,502	Term Loan, 8.32%, Maturing November 12, 2011	1,052,740
Prysmian S.R.L.
388,257 EUR	Term Loan, 6.35%, Maturing August 22, 2014	531,955
388,257 EUR	Term Loan, 6.85%, Maturing August 22, 2015	534,227
TFS Acquisition Corp.
223,875	Term Loan, 8.85%, Maturing August 11, 2013	225,554
		$4,845,594
Insurance — 0.5%
ARG Holding, Inc.
$400,000	Term Loan, 12.63%, Maturing November 30, 2012	$406,250
CCC Information Services Group
202,750	Term Loan, 7.85%, Maturing February 10, 2013	203,954
Conseco, Inc.
796,000	Term Loan, 7.32%, Maturing October 10, 2013	800,727
Crawford and Company
378,952	Term Loan, 7.85%, Maturing October 31, 2013	382,031
		$1,792,962
Leisure Goods / Activities / Movies — 3.9%
24 Hour Fitness Worldwide, Inc.
$400,950	Term Loan, 7.85%, Maturing June 8, 2012	$403,707
AMC Entertainment, Inc.
567,813	Term Loan, 7.07%, Maturing January 26, 2013	571,197
Augustus 2, Ltd.
383,656 GBP	Term Loan, 7.86%, Maturing June 22, 2014	768,933
349,970 GBP	Term Loan, 8.36%, Maturing June 22, 2015	704,918
Bombardier Recreational Product
524,051	Term Loan, 7.86%, Maturing June 28, 2013	528,145
Cedar Fair, L.P.
868,438	Term Loan, 7.32%, Maturing August 30, 2012	877,665
Cinemark, Inc.
1,044,750	Term Loan, 7.13%, Maturing October 5, 2013	1,050,119

Principal Amount	Borrower/Tranche Description	Value
Leisure Goods / Activities / Movies (continued)
Deluxe Entertainment Services
$281,250	Term Loan, 8.35%, Maturing January 28, 2011	$296,719
Metro-Goldwyn-Mayer Holdings, Inc.
2,143,350	Term Loan, 8.60%, Maturing April 8, 2012	2,148,207
National Cinemedia, LLC
225,000	Term Loan, 7.09%, Maturing February 13, 2015	225,412
Red Football, Ltd.
500,000 GBP	Term Loan, 8.16%, Maturing August 16, 2014	1,002,425
500,000 GBP	Term Loan, 8.41%, Maturing August 16, 2015	1,006,592
Revolution Studios
456,331	Term Loan, 9.07%, Maturing December 21, 2014	459,753
Revolution Studios Distribution Co., LLC
225,000	Term Loan, 12.32%, Maturing June 21, 2015	227,250
Six Flags Theme Parks, Inc.
1,467,311	Term Loan, 8.60%, Maturing June 30, 2009	1,478,928
Universal City Development Partners, Ltd.
925,455	Term Loan, 7.36%, Maturing June 9, 2011	931,239
WMG Acquisition Corp.
979,405	Term Loan, 7.36%, Maturing February 28, 2011	984,424
		$13,665,633
Lodging and Casinos — 2.6%
Bally Technologies, Inc.
$983,281	Term Loan, 8.61%, Maturing September 5, 2009	$993,113
Fairmont Hotels and Resorts, Inc.
150,065	Term Loan, 8.57%, Maturing May 12, 2011	151,378
Gala Electric Casinos, Ltd.
840,479 GBP	Term Loan, 8.11%, Maturing December 12, 2013	1,701,069
840,479 GBP	Term Loan, 8.61%, Maturing December 12, 2014	1,707,592
Isle of Capri Casinos, Inc.
960,089	Term Loan, 7.07%, Maturing February 4, 2012	967,530
Penn National Gaming, Inc.
1,393,775	Term Loan, 7.11%, Maturing October 3, 2012	1,405,099
Pinnacle Entertainment, Inc.
225,000	Term Loan, 0.00%, Maturing December 14, 2011(2)	225,316
200,000	Term Loan, 7.32%, Maturing December 14, 2011	201,771
Venetian Casino Resort, LLC
1,243,590	Term Loan, 7.09%, Maturing June 15, 2011	1,249,927
256,410	Term Loan, 7.09%, Maturing June 15, 2011	257,717
VML US Finance, LLC
133,333	Term Loan, 8.10%, Maturing May 25, 2012(2)	134,208
266,667	Term Loan, 7.60%, Maturing May 25, 2013	269,667
		$9,264,387

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount	Borrower/Tranche Description	Value
Nonferrous Metals / Minerals — 1.2%
Almatis Holdings 5 BV
$235,715 EUR	Term Loan, 6.34%, Maturing December 21, 2013	$325,512
250,000 EUR	Term Loan, 6.84%, Maturing December 21, 2014	346,774
Euramax International, Inc.
167,105	Term Loan, 12.35%, Maturing June 28, 2013	165,800
82,895	Term Loan, 12.35%, Maturing June 28, 2013	82,247
Freeport-McMoran Copper and Gold
1,345,760	Term Loan, 7.07%, Maturing March 19, 2014	1,351,287
Murray Energy Corp.
735,000	Term Loan, 8.36%, Maturing January 28, 2010	744,188
Novelis, Inc.
518,432	Term Loan, 7.61%, Maturing January 6, 2012	520,052
Novelis, Inc., Sr. Notes
298,491	Term Loan, 7.61%, Maturing January 6, 2012	299,424
Thompson Creek Metals Co.
289,871	Term Loan, 10.11%, Maturing October 26, 2012	294,944
		$4,130,228
Oil and Gas — 1.0%
Concho Resources, Inc.
$575,000	Term Loan, 8.60%, Maturing March 27, 2012	$576,078
El Paso Corp.
375,000	Term Loan, 5.23%, Maturing July 31, 2011	377,285
Key Energy Services, Inc.
493,750	Term Loan, 7.83%, Maturing June 30, 2012	496,836
Mach General, LLC
18,750	Term Loan, 7.35%, Maturing February 22, 2013	18,776
180,797	Term Loan, 7.36%, Maturing February 22, 2014	180,978
Niska Gas Storage
44,818	Term Loan, 7.07%, Maturing May 13, 2011	44,958
72,727	Term Loan, 7.07%, Maturing May 13, 2011	72,955
66,163	Term Loan, 7.09%, Maturing May 13, 2011	66,370
381,631	Term Loan, 7.09%, Maturing May 12, 2013	382,824
Petroleum Geo-Services ASA
222,129	Term Loan, 7.60%, Maturing December 16, 2012	223,906
Primary Natural Resources, Inc.
495,000	Term Loan, 9.32%, Maturing July 28, 2010(3)	491,288
Targa Resources, Inc.
87,903	Term Loan, 5.23%, Maturing October 31, 2012	88,611
538,890	Term Loan, 7.36%, Maturing October 31, 2012	543,227
		$3,564,092

Principal Amount	Borrower/Tranche Description	Value
Publishing — 4.7%
American Media Operations, Inc.
$1,000,000	Term Loan, 8.59%, Maturing January 31, 2013	$1,007,292
CBD Media, LLC
718,954	Term Loan, 7.82%, Maturing December 31, 2009	724,047
Gatehouse Media Operating, Inc.
175,000	Term Loan, 7.10%, Maturing August 28, 2014	174,289
375,000	Term Loan, 7.11%, Maturing August 28, 2014	373,477
Idearc, Inc.
1,845,375	Term Loan, 7.35%, Maturing November 17, 2014	1,859,743
Josten's Corp.
849,035	Term Loan, 7.33%, Maturing October 4, 2011	854,342
Medianews Group, Inc.
272,938	Term Loan, 7.09%, Maturing August 2, 2013	273,222
Mediannuaire Holding
250,000 EUR	Term Loan, 6.14%, Maturing October 10, 2014	346,412
250,000 EUR	Term Loan, 6.64%, Maturing October 10, 2015	348,118
Nebraska Book Co., Inc.
728,963	Term Loan, 7.83%, Maturing March 4, 2011	735,341
Philadelphia Newspapers, LLC
215,132	Term Loan, 8.10%, Maturing June 29, 2013	216,432
Reader's Digest Association
925,000	Term Loan, 7.38%, Maturing March 2, 2014	927,313
Riverdeep Interactive Learning USA, Inc.
849,119	Term Loan, 8.10%, Maturing December 20, 2013	855,715
Seat Pagine Gialle Spa
1,574,725 EUR	Term Loan, 6.22%, Maturing May 25, 2012	2,169,567
SP Newsprint Co.
652,602	Term Loan, 5.32%, Maturing January 9, 2010	656,273
Valassis Communications, Inc.
200,000	Term Loan, 7.10%, Maturing March 2, 2014	200,458
World Directories ACQI Corp.
1,500,000 EUR	Term Loan, 7.10%, Maturing November 29, 2013	2,073,781
Xsys, Inc.
1,000,000 EUR	Term Loan, 7.03%, Maturing September 27, 2014	1,388,917
YBR Acquisition BV
450,000 EUR	Term Loan, 6.34%, Maturing June 30, 2013	622,902
450,000 EUR	Term Loan, 6.84%, Maturing June 30, 2014	624,841
		$16,432,482
Radio and Television — 2.4%
ALM Media Holdings, Inc.
$486,314	Term Loan, 7.85%, Maturing March 4, 2010	$487,758
Block Communications, Inc.
271,563	Term Loan, 7.35%, Maturing December 22, 2011	272,072
CMP KC, LLC
490,594	Term Loan, 9.38%, Maturing May 5, 2013	493,660

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount	Borrower/Tranche Description	Value
Radio and Television (continued)
HEI Acquisition, LLC
$550,000	Term Loan, 9.36%, Maturing April 13, 2014	$547,250
NEP II, Inc.
175,000	Term Loan, 7.60%, Maturing February 16, 2014	176,230
Nexstar Broadcasting, Inc.
388,137	Term Loan, 7.10%, Maturing October 1, 2012	387,925
367,724	Term Loan, 7.10%, Maturing October 1, 2012	367,523
PanAmSat Corp.
696,500	Term Loan, 7.35%, Maturing January 3, 2014	702,747
Paxson Communications Corp.
850,000	Term Loan, 8.61%, Maturing January 15, 2012	870,188
SFX Entertainment
444,375	Term Loan, 8.09%, Maturing June 21, 2013	446,597
Tyrol Acquisition 2 SAS
250,000 EUR	Term Loan, 6.09%, Maturing January 19, 2015	345,818
250,000 EUR	Term Loan, 6.59%, Maturing January 19, 2016	347,265
Univision Communications, Inc.
200,000	Term Loan, 7.82%, Maturing March 29, 2009	200,208
122,315	Term Loan, 0.00%, Maturing September 29, 2014(2)	122,222
1,902,685	Term Loan, 7.61%, Maturing September 29, 2014	1,901,225
Young Broadcasting, Inc.
245,625	Term Loan, 7.88%, Maturing November 3, 2012	247,007
495,000	Term Loan, 7.88%, Maturing November 3, 2012	497,784
		$8,413,479
Retailers (Except Food and Drug) — 1.4%
Coinmach Laundry Corp.
$1,119,326	Term Loan, 7.88%, Maturing December 19, 2012	$1,128,246
Harbor Freight Tools USA, Inc.
498,750	Term Loan, 7.61%, Maturing July 15, 2010	502,906
Mapco Express, Inc.
445,143	Term Loan, 8.07%, Maturing April 28, 2011	447,925
Mauser Werke GMBH & Co. KG
375,000	Term Loan, 8.09%, Maturing December 3, 2011	377,344
Neiman Marcus Group, Inc.
215,190	Term Loan, 7.35%, Maturing April 5, 2013	217,342
Oriental Trading Co., Inc.
300,000	Term Loan, 11.36%, Maturing January 31, 2013	306,000
471,438	Term Loan, 7.61%, Maturing July 31, 2013	472,911
Rent-A-Center, Inc.
316,647	Term Loan, 7.12%, Maturing November 15, 2012	317,669
Rover Acquisition Corp.
423,938	Term Loan, 7.85%, Maturing October 26, 2013	427,761
Savers, Inc.
102,278	Term Loan, 8.07%, Maturing August 11, 2012	103,301
116,192	Term Loan, 8.07%, Maturing August 11, 2012	117,354

Principal Amount	Borrower/Tranche Description	Value
Retailers (Except Food and Drug) (continued)
Stewert Enterprises, Inc.
$348,664	Term Loan, 7.13%, Maturing November 19, 2011	$349,971
The Yankee Candle Company, Inc.
200,000	Term Loan, 7.35%, Maturing February 6, 2014	201,150
		$4,969,880
Surface Transport — 0.3%
Oshkosh Truck Corp.
$548,625	Term Loan, 7.10%, Maturing December 6, 2013	$550,940
Sirva Worldwide, Inc.
322,082	Term Loan, 11.60%, Maturing December 1, 2010	316,848
Vanguard Car Rental USA
334,875	Term Loan, 8.35%, Maturing June 14, 2013	338,074
		$1,205,862
Telecommunications — 2.7%
American Cellular Corp.
$300,000	Term Loan, 7.32%, Maturing March 15, 2014	$300,750
Asurion Corp.
306,044	Term Loan, 8.32%, Maturing July 13, 2012	310,061
400,000	Term Loan, 11.57%, Maturing January 13, 2013	407,500
BCM Luxembourg, Ltd.
375,000 EUR	Term Loan, 6.40%, Maturing September 30, 2014	513,861
375,000 EUR	Term Loan, 6.78%, Maturing September 30, 2015	518,818
Cellular South, Inc.
984,810	Term Loan, 7.07%, Maturing May 4, 2011	989,734
Centennial Cellular Operating Co., LLC
692,695	Term Loan, 7.35%, Maturing February 9, 2011	699,045
Consolidated Communications, Inc.
1,000,000	Term Loan, 7.10%, Maturing July 27, 2015	1,004,688
FairPoint Communications, Inc.
1,000,000	Term Loan, 7.13%, Maturing February 8, 2012	1,004,219
Hawaiian Telcom Communications, Inc.
495,556	Term Loan, 7.60%, Maturing October 31, 2012	498,227
Intelsat Bermuda, Ltd.
300,000	Term Loan, 7.86%, Maturing February 1, 2014	301,446
Intelsat Subsuduary Holding Co.
298,500	Term Loan, 7.35%, Maturing July 3, 2013	300,925
NTelos, Inc.
483,944	Term Loan, 7.57%, Maturing August 24, 2011	486,969
Stratos Global Corp.
321,750	Term Loan, 8.10%, Maturing February 13, 2012	323,627
Syniverse Holdings, Inc.
283,778	Term Loan, 7.10%, Maturing February 15, 2012	284,310
Triton PCS, Inc.
734,962	Term Loan, 8.57%, Maturing November 18, 2009	741,087

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount	Borrower/Tranche Description	Value
Telecommunications (continued)
Windstream Corp.
$877,607	Term Loan, 6.86%, Maturing July 17, 2013	$883,641
		$9,568,908
Utilities — 1.3%
AEI Finance Holding, LLC
$75,414	Term Loan, 8.25%, Maturing March 30, 2012	$75,815
574,586	Term Loan, 8.35%, Maturing March 30, 2014	577,638
Astoria Generating Co.
375,000	Term Loan, 9.10%, Maturing August 23, 2013	379,557
BRSP, LLC
550,000	Term Loan, 8.37%, Maturing July 13, 2009	552,750
Calpine Corp.
250,000	DIP Loan, 7.59%, Maturing March 30, 2009	251,589
Covanta Energy Corp.
164,948	Term Loan, 5.28%, Maturing February 9, 2014	165,258
335,052	Term Loan, 6.88%, Maturing February 9, 2014	335,680
LSP General Finance Co., LLC
11,865	Term Loan, 7.10%, Maturing April 14, 2013	11,908
266,667	Term Loan, 7.10%, Maturing April 14, 2013	267,667
NRG Energy, Inc.
575,000	Term Loan, 7.35%, Maturing February 1, 2013	579,911
1,295,215	Term Loan, 7.35%, Maturing February 1, 2013	1,306,606
		$4,504,379
Total Senior, Floating Rate Interests (identified cost $237,095,849)		$243,738,144
Mortgage Pass-Throughs — 59.3%
Principal Amount (000's omitted)	Security	Value
Federal Home Loan Mortgage Corp.:
$3,268	6.15%, with maturity at 2027(4)	$3,343,483
9,370	6.50%, with maturity at 2019(4)	9,645,120
23,226	7.00%, with various maturities to 2024(4)	24,162,240
5,939	7.50%, with maturity at 2024(4)	6,377,948
15,696	8.00%, with various maturities to 2031(4)	16,764,307
9,145	8.50%, with various maturities to 2031(4)	9,964,676
973	9.00%, with maturity at 2031	1,070,674
983	9.50%, with various maturities to 2022	1,088,871
2,283	11.50%, with maturity at 2019(5)	2,542,515
		$74,959,834

Principal Amount (000's omitted)	Security	Value
Federal National Mortgage Association:
$4,601	6.405%, with maturity at 2032(4)(6)	$4,677,961
16,287	6.50%, with various maturities to 2028(4)	16,724,873
11,556	7.00%, with various maturities to 2032(4)	12,082,409
18,235	7.50%, with various maturities to 2030(4)	19,285,377
6,527	8.00%, with various maturities to 2029	7,068,443
1,350	8.50%, with maturity at 2027	1,435,881
1,415	9.00%, with various maturities to 2028	1,569,459
8,546	9.50%, with various maturities to 2031(4)	9,595,321
3,477	10.00%, with various maturities to 2031	3,907,773
		$76,347,497
Government National Mortgage Association:
$7,052	7.50%, with maturity at 2022	$7,489,973
9,232	8.00%, with various maturities to 2027(4)	10,004,997
4,827	9.00%, with maturity at 2026	5,393,541
888	9.50%, with maturity at 2025	985,948
1,337	11.00%, with maturity at 2018	1,497,247
		$25,371,706
Collateralized Mortgage Obligations:
$ 3,840	Federal Home Loan Mortgage Corp., Series 2137, Class Z, 6.00%, 3/15/29(4)	$3,927,250
4,613	Federal Home Loan Mortgage Corp., Series 2167, Class BZ, 7.00%, 6/15/29(4)	4,796,859
922	Federal Home Loan Mortgage Corp., Series 2214, Class NC, 11.057%, 8/15/21(7)	1,016,769
5,930	Federal Home Loan Mortgage Corp., Series 2182, Class ZB, 8.00%, 9/15/29(4)	6,296,673
328	Federal National Mortgage Association, Series 1989-89, Class H, 9.00%, 11/25/19	357,866
757	Federal National Mortgage Association, Series 1991-122, Class N, 7.50%, 9/25/21	795,163
6,450	Federal National Mortgage Association, Series 1993-84, Class M, 7.50%, 6/25/23(4)	6,879,561
2,009	Federal National Mortgage Association, Series 1997-28, Class ZA, 7.50%, 4/20/27	2,129,373
1,811	Federal National Mortgage Association, Series 1997-38, Class N, 8.00%, 5/20/27	1,939,251
3,221	Federal National Mortgage Association, Series G-33, Class PT, 7.00%, 10/25/21(4)	3,337,996
		$31,476,761
Total Mortgage Pass-Throughs (identified cost $208,730,704)		$208,155,798

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Corporate Bonds & Notes — 1.9%
Principal Amount (000's omitted)	Security	Value
Building and Construction — 0.2%
Grohe Holding, Variable Rate
500 EUR	6.843%, 1/15/14(6)	$692,399
		$692,399
Cable and Satellite Television — 0.8%
Iesy Hessen & ISH NRW, Variable Rate
2,000 EUR	6.88%, 4/15/13(6)	$2,794,326
		$2,794,326
Financial Intermediaries — 0.2%
Centurion CDO 9 Ltd., Series 2005-9A
$500	9.35%, 7/17/19(3)	$508,325
		$508,325
Index Linked Notes — 0.6%
JP Morgan Chilean Inflation Linked Note
$2,000	7.433%, 11/17/15(8)	$2,155,348
		$2,155,348
Telecommunications — 0.1%
Qwest Corp., Sr. Notes, Variable Rate
$200	8.605%, 6/15/13(6)	$219,750
		$219,750
Total Corporate Bonds & Notes (identified cost $5,798,925)		$6,370,148
Sovereign Issues — 7.7%
Principal Amount (000's omitted)	Security	Value
Egyptian Treasury Bill
10,925 EGP	0.00%, 5/8/07	$1,918,784
12,900 EGP	0.00%, 5/15/07	2,262,639
26,950 EGP	0.00%, 7/3/07	4,683,469
11,425 EGP	0.00%, 8/7/07	1,972,174
8,450 EGP	0.00%, 10/2/07	1,442,505
7,625 EGP	0.00%, 11/13/07	1,290,536
Federal Republic of Brazil
4,281 BRL	10.00%, 1/1/14	2,044,464

Principal Amount (000's omitted)	Security	Value
Sovereign Issues (continued)
Ghanaian Treasury Bond
3,200,000 GHC	13.50%, 3/29/10(3)	$345,074
Indonesia Government
30,000,000 IDR	11.00%, 12/15/12	3,606,405
Indonesia Recapitalization Bond
35,000,000 IDR	12.25%, 7/15/07	3,895,041
Kazakhstan Treasury Note
144,000 KZT	0.00%, 6/1/07(3)	1,193,065
251,700 KZT	0.00%, 7/13/07(3)	2,072,588
Kenyan Treasury Bond
4,050 KES	9.50%, 3/23/09(3)	60,708
Mauritian Treasury Bill
5,700 MUR	0.00%, 6/29/07(3)	176,936
5,900 MUR	0.00%, 9/28/07(3)	178,359
Total Sovereign Issues (identified cost $27,447,648)		$27,142,747
Call Options Purchased — 0.1%
Security	Contracts (000's omitted)	Value
Euro Call Option, Expires 1/8/2009, Strike Price 1.3270(3)	300	$21,066
Euro Call Option, Expires 10/02/2008, Strike Price 1.2738(3)	300	31,626
Euro Call Option, Expires 10/10/2008, Strike Price 1.2950(3)	300	26,779
Euro Call Option, Expires 10/16/2008, Strike Price 1.2990(3)	300	25,948
Euro Call Option, Expires 10/30/2008, Strike Price 1.3155(3)	300	22,598
Euro Call Option, Expires 11/13/2008, Strike Price 1.3195(3)	300	21,940
Euro Call Option, Expires 11/26/2008, Strike Price 1.3540(3)	300	15,873
Euro Call Option, Expires 12/11/2008, Strike Price 1.3506(3)	300	16,588
Euro Call Option, Expires 2/12/2009, Strike Price 1.3375(3)	300	19,519
Euro Call Option, Expires 4/8/2009, Strike Price 1.3705(3)	300	14,859
South Korean Won Call Option, Expires 3/3/2009, Strike Price 932.4(3)	1,864,800	56,149
Total Call Options Purchased (identified cost, $201,628)		$272,945

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Put Options Purchased — 0.0%
Security	Contracts (000's omitted)	Value
Euro Put Option, Expires 1/8/2009, Strike Price 1.3270(3)	300	$5,845
Euro Put Option, Expires 10/10/2008, Strike Price 1.2950(3)	300	2,826
Euro Put Option, Expires 10/16/2008, Strike Price 1.2990(3)	300	3,099
Euro Put Option, Expires 10/2/2008, Strike Price 1.2738(3)	300	1,778
Euro Put Option, Expires 10/30/2008, Strike Price 1.3155(3)	300	4,311
Euro Put Option, Expires 11/13/2008, Strike Price 1.3195(3)	300	4,735
Euro Put Option, Expires 11/26/2008, Strike Price 1.3540(3)	300	8,185
Euro Put Option, Expires 12/11/2008, Strike Price 1.3506(3)	300	7,926
Euro Put Option, Expires 2/12/2009, Strike Price 1.3375(3)	300	7,138
Euro Put Option, Expires 4/8/2009, Strike Price 1.3705(3)	300	11,416
South Korean Won Put Option, Expires 3/3/2009, Strike Price 932.4(3)	1,864,800	34,033
Total Put Options Purchased (identified cost, $197,978)		$91,292
Short-Term Investments — 2.6%
Description	Interest/Principal (000's omitted)	Value
Investment in Cash Management Portfolio, 4.70%(9)	8,318	$8,317,833
Investors Bank and Trust Company Time Deposit, 5.24%, 5/1/07	800	800,000
Total Short-Term Investments (identified cost $9,117,833)		$9,117,833
Gross Investments — 141.1% (identified cost $488,590,565)		$494,888,907
Less Unfunded Loan Commitments — (0.1)%		$(512,165)
Net Investments — 141.0% (identified cost $488,078,400)		$494,376,742
Other Assets, Less Liabilities — (41.0)%		$(143,607,802)
Net Assets — 100.0%		$350,768,940

BRL - Brazilian Real

EGP - Egyptian Pound

EUR - Euro

GHC - Ghanaian Cedi

GBP - British Pound Sterling

IDR - Indonesian Rupiah

KES - Kenyan Shilling

KZT - Kazakhstan Tenge

KRW - South Korean Won

MUR - Mauritian Rupee

(1)  Senior floating-rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior floating-rate interests will have an expected average life of approximately two to three years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (LIBOR), and secondarily the prime rate offered by one or more major United States banks (the Prime Rate) and the certificate of deposit (CD) rate or other base lending rates used by commercial lenders.

(2)  Unfunded or partially unfunded loan commitments. The Fund may enter into certain credit agreements whereby all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion.

(3)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(4)  All or a portion of these securities were on loan at April 30, 2007.

(5)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(6)  Adjustable rate securities. Rates shown are the rates at period end.

(7)  Rate shown is a weighted average fixed-rate coupon that changes/updates monthly.

(8)  Security pays 3.8% coupon and accrues principal based on annual increases in the Chilean UF Rate, for an effective yield of 7.433%.

(9)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2007.

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2007

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of April 30, 2007

Assets
Unaffiliated investments, at value including $149,071,849 of securities on loan (identified cost, $479,760,567)	$486,058,909
Affiliated investment, at value (identified cost, $8,317,833)	8,317,833
Cash	1,000,046
Foreign currency, at value (identified cost, $209,436)	221,024
Receivable for investments sold	4,853,091
Interest receivable	3,841,957
Receivable for open forward foreign currency contracts	1,085,580
Receivable for open swap contracts	452,379
Interest receivable from affiliated investment	34,649
Prepaid expenses	34,092
Total assets	$505,899,560
Liabilities
Collateral for securities loaned	$152,504,843
Payable for open swap contracts	1,607,694
Payable for open forward foreign currency contracts	382,970
Payable to affiliate for investment advisory fees	260,077
Payable for daily variation margin on open financial futures contracts	56,969
Payable to affiliate for Trustees' fees	1,648
Other accrued expenses	316,419
Total liabilities	$155,130,620
Net Assets	$350,768,940
Sources of Net Assets
Common Shares, $0.01 par value, unlimited number of shares authorized, 18,872,851 shares issued and outstanding	$188,729
Additional paid-in capital	353,310,215
Accumulated net realized loss (computed on the basis of identified cost)	(7,228,314)
Accumulated distributions in excess of net investment income	(1,410,773)
Net unrealized appreciation (computed on the basis of identified cost)	5,909,083
Net Assets	$350,768,940
Net Asset Value
($350,768,940 ÷ 18,872,851 shares issued and outstanding)	$18.59

Statement of Operations

For the Six Months Ended
April 30, 2007

Investment Income
Interest (net of foreign taxes, $23,538)	$12,411,468
Security lending income, net	1,395,559
Interest income allocated from affiliated investment	144,425
Expenses allocated from affiliated investment	(13,826)
Total investment income	$13,937,626
Expenses
Investment adviser fee	$2,144,132
Trustees' fees and expenses	8,960
Custodian fee	220,900
Legal and accounting services	55,848
Printing and postage	43,343
Transfer and dividend disbursing agent fees	32,284
Miscellaneous	32,707
Total expenses	$2,538,174
Deduct — Reduction of custodian fee	$2,079
Reduction of investment adviser fee	575,387
Total expense reductions	$577,466
Net expenses	$1,960,708
Net investment income	$11,976,918
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$1,683,308
Financial futures contracts	(348,275)
Swap contracts	(110,511)
Foreign currency and forward foreign currency exchange contract transactions	(894,802)
Net realized gain	$329,720
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$3,301,390
Financial futures contracts	43,584
Swap contracts	(273,160)
Foreign currency and forward foreign currency exchange contracts	1,208,069
Net change in unrealized appreciation (depreciation)	$4,279,883
Net realized and unrealized gain	$4,609,603
Net increase in net assets from operations	$16,586,521

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2007 (Unaudited)	Year Ended October 31, 2006
From operations — Net investment income	$11,976,918	$19,135,298
Net realized gain (loss) from investment transactions, financial futures contracts, swaps contracts, foreign currency and forward foreign currency exchange contract transactions	329,720	(1,048,446)
Net change in unrealized appreciation (depreciation) of investments, financial futures contracts, swaps contracts, foreign currency and forward foreign currency exchange contracts	4,279,883	5,469,591
Net increase in net assets from operations	$16,586,521	$23,556,443
Distributions to shareholders — From net investment income	$(13,387,691)	$(24,928,763)
Tax return of capital	—	(1,532,344)
Total distributions to shareholders	$(13,387,691)	$(26,461,107)
Capital share transactions — Reinvestment of distributions to shareholders	$329,175	$—
Net increase in net assets from capital share transactions	$329,175	$—
Net increase (decrease) in net assets	$3,528,005	$(2,904,664)
Net Assets
At beginning of period	$347,240,935	$350,145,599
At end of period	$350,768,940	$347,240,935
Distributions in excess of net investment income included in net assets
At end of period	$(1,410,773)	$—

Statement of Cash Flows

Increase (Decrease) in Cash	Six Months Ended April 30, 2007 (Unaudited)
Cash Flows From (Used For) Operating Activities — Purchases of loan interests, corporate bonds and options	$(124,788,290)
Proceeds from sales and principal repayments	122,183,238
Interest received	13,845,846
Increase in prepaid expenses	(9,480)
Facilities fees received	47,115
Operating expenses paid	(1,918,024)
Increase in short-term investments	(3,919,846)
Decrease in unfunded commitments	(129,083)
Net proceeds from securities lending	7,643,056
Foreign currency transactions	(830,568)
Swap contract transactions	(110,511)
Futures contract transactions	(292,777)
Net cash from operating activities	$11,720,676
Cash Flows Used For Financing Activities — Cash distributions paid	$(13,058,516)
Net cash used for financing activities	$(13,058,516)
Net decrease in cash	$(1,337,840)
Cash at beginning of period(1)	$2,558,910
Cash at end of period(1)	$1,221,070
Reconciliation of Net Increase in Net Assets From Operations to Net Cash from Operating Activities
Net increase in net assets from operations	$16,586,521
Increase in receivable for investments sold	(3,568,649)
Decrease in payable for investments purchased	(1,325,179)
Decrease in interest receivable	50,603
Increase in interest receivable from affiliated investment	(34,649)
Increase in prepaid expenses	(9,479)
Increase in futures variation margin payable	11,914
Decrease in payables to affiliate	(9,575)
Increase in payable for open swap contracts	513,533
Increase in receivable for open swap contracts	(240,373)
Increase in other accrued expenses	52,259
Increase in proceeds from securities lending	7,643,056
Decrease in payable for forward foreign currency transactions	(490,332)
Increase in receivable for forward foreign currency transactions	(653,503)
Decrease in unfunded commitments	(129,083)
Net increase in investments	(6,676,388)
Net cash from operating activities	$11,720,676
Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consists of reinvestment of distributions of :	$329,175

(1)  Balance includes foreign currency, at value.

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Six Months Ended April 30, 2007 (Unaudited)		Year Ended October 31, 2006		Period Ended October 31, 2005(1)
Net asset value — Beginning of period	$18.420		$18.570		$19.100	(2)
Income (loss) from operations
Net investment income(3)	$0.635		$1.015		$0.540
Net realized and unrealized gain (loss)	0.245		0.238		(0.250)
Total income from operations	$0.880		$1.253		$0.290
Less distributions
From net investment income	$(0.710)		$(1.322)		$(0.667)
From tax return of capital	—		(0.081)		(0.113)
Total distributions	$(0.710)		$(1.403)		$(0.780)
Offering costs charged to paid-in capital(3)	$—		$—		$(0.040)
Net asset value — End of period	$18.590		$18.420		$18.570
Market value — End of period	$18.870		$17.750		$16.070
Total Investment Return on Net Asset Value	4.91	%(4)	7.73	%(4)	1.71	%(5)
Total Investment Return on Market Value	10.52	%(4)	19.96	%(4)	(11.98	)%(5)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$350,769		$347,241		$350,146
Expenses before custodian fee reduction	1.15	%(6)	1.11%		1.02	%(6)
Expenses after custodian fee reduction	1.14	%(6)	1.11%		1.01	%(6)
Net investment income	6.94	%(6)	5.50%		4.26	%(6)
Portfolio Turnover	25%		56%		89%

(1)  For the period from the start of business, February 28, 2005, to October 31, 2005.

(2)  Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(3)  Computed using average common shares outstanding.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.

(5)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.

(6)  Annualized.

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited)

  1  Significant Accounting Policies

Eaton Vance Short Duration Diversified Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund was organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated April 15, 2004. The Fund's investment objective is to provide a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its primary goal of high current income. The Fund pursues its objectives by investing its assets primarily in: senior, secured floating-rate loans made to corporate and other business entities (Senior Loans); bank deposits denominated in foreign currencies, debt obligations of foreign governmental and corporate issuers, including emerging market issuers, which are denominated in foreign currencies or U.S. dollars, and positions in foreign currencies (Foreign Obligations); and mortgage-backed securities that are issued, backed or otherwise guaranteed by the U.S. Government or its agencies or instrumentalities or that are issued by private issuers. These investments may consist of derivatives. Senior Loans are typically of below investment grade quality, as may be certain Foreign Obligations and other Fund investments. The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The Fund's investments include interests in senior floating rate loans (Senior Loans). Certain Senior Loans are deemed to be liquid because reliable market quotations are readily available for them. Liquid Senior Loans are valued on the basis of prices furnished by a pricing service. Other Senior Loans are valued at fair value by the Fund's investment adviser, EatonVance Management (EVM), under procedures established by the Trustees. In connection with determining the fair value of a Senior Loan, the investment adviser makes an assessment of the likelihood that the borrower will make a full repayment of the Senior Loan. The primary factors considered by the investment adviser when making this assessment are (i) the creditworthiness of the borrower, (ii) the value of the collateral backing the Senior Loan, and (iii) the priority of the Senior Loan versus other creditors of the borrower. If, based on this assessment, the investment adviser believes there is a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality. If, based on its assessment, the investment adviser believes there is not a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using analyses that include, but are not limited to (i) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine the fair value, such as when only a portion of the borrower's assets are likely to be sold. In conducting its assessment and analyses, for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising such factors, data and information and the relative weight to be given thereto as it deems relevant, including without limitation, some or all of the following: (i) the fundamental characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the Borrower's debt structure; (ii) the nature, adequacy and value of the collateral securing the Senior Loan, including the Fund's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower, based on an evaluation of, among other things, its financial condition, financial statements and information about the Borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan, including price quotations for and trading in the Senior Loan and interests in similar Senior Loans and the market environment and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the experience, reputation, stability and financial condition of the agent and any intermediate participants in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan.

Debt securities (including collateralized mortgage obligations and certain mortgage backed securities ("MBS")) normally are valued by independent pricing services. The pricing services consider various factors relating to bonds or loans and/or market transactions to determine market value. Most seasoned 30 year fixed rate MBS are valued by the investment adviser's matrix pricing system. The matrix pricing system also considers various factors relating to bonds and market transactions to determine market value.

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

Other portfolio securities (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities which may use market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps will be based on dealer quotations. Short-term obligations which mature in 60 days or less, are valued at amortized cost. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. OTC options are valued at the mean between the bid and asked price provided by dealers. Financial futures contracts listed on commodity exchanges and exchange traded options are valued at closing settlement prices.

Marketable securities listed on foreign or U.S. securities exchanges generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded (such prices may not be used, however, where an active over-the-counter market in an exchange listed security better reflects current market value). Marketable securities listed in the NASDAQ Global or Global Select Market System generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices.

Occasionally, events affecting the value of foreign securities may occur between the time trading is completed abroad and the close of the exchange which will not be reflected in the computation of the Fund's net asset value unless the Fund deems that such event would materially affect its net asset value in which case an adjustment would be made and reflected in such computation. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service.

Securities for which there is no such quotation or valuations and all other assets are valued at fair value as determined in good faith by or at the direction of the Fund's Trustees.

The Fund may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a wholly-owned subsidiary of EVM. Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

B  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2006, the Fund, for federal income tax purposes, had a capital loss carryover of $6,909,291 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2013 ($5,051,488) and October 31, 2014 ($1,857,803).

D  Offering Costs — Costs incurred by the Fund in connection with the offering were recorded as a reduction of capital paid in excess of par.

E  Unfunded Loan Commitments — The Fund may enter into certain credit agreements whereby all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. These commitments are disclosed in the accompanying Portfolio of Investments.

F  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statements of Operations.

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

G  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit an amount (initial margin) either in cash or securities, equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Fund (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying securities, and are recorded for book purposes as unrealized gains or losses by the Fund.

If the Fund enters into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and the financial futures contract to buy. The Fund's investment in financial futures contracts is designed for both hedging against anticipated future changes in interest rates and investment purposes. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

H  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

I  Written Options — Upon the writing of a call or a put option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Fund's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

J  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund's policies on investment valuations discussed above. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If a Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

K  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as nonhedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains and losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

L  Interest Rate Swaps — The Fund may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Fund either makes floating-rate payments based on the benchmark interest rate in exchange for payments at a fixed interest rate or the Fund makes fixed rate payments in exchange for payments on floating benchmark interest rate.

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from the unanticipated movements in value of interest rates.

M  Credit Default Swaps — The Fund may enter into credit default swaps for investment and risk management purposes, including diversification. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par or other agreed-upon value, of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have made a stream of payments and received no benefit from the contract reducing exposure to the credit by the notional amount of the contract. When the Fund is the seller of a credit default swap contract, it receives a stream of payments, but is obligated to pay par value of the notional amount of the contract upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund will segregate assets in the form of cash, cash equivalents or liquid securities in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

N  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

O  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

P  Indemnifications — Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Q  Interim Financial Statements — The interim financial statements relating to April 30, 2007 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

  2  Distributions to Shareholders

The Fund intends to make monthly distributions to shareholders and at least one distribution annually of all or substantially all of its net realized capital gains, if any. In its distributions, the Fund intends to include amounts attributable to the imputed interest on foreign currency exposures through long and short positions in forward currency exchange contracts (represented by the difference between the foreign currency spot rate and the foreign currency forward rate) and the imputed interest derived from certain other derivative positions. In certain circumstances, a portion of distributions to shareholders may be characterized as a return of capital for federal income tax purposes. As of April 30, 2007, the amount estimated to be a tax return of capital was approximately $524,000. The final determination of tax characteristics of the Fund's distributions will occur after the end of the year, at which time it will be reported to shareholders. As portfolio and market conditions change, the rate of distributions and the Fund's distribution policy could change. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

  3  Investment Adviser Fee and Other Transactions with Affiliates

The Fund has agreed to pay the EVM, as compensation for management and investment advisory services, a fee in the amount of 0.75% (annualized) of the total leveraged assets, subject to the limitation on total leveraged assets described below. "Total leveraged assets" means the value of all assets of the Fund (including assets acquired with financial leverage), plus the notional value of long and short forward foreign currency contracts and futures contracts and swaps based upon foreign currencies, issuers or markets held by the Fund, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to any investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility/commercial paper program or the issuance of debt securities), (ii) the issuance of preferred shares or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objectives and policies and/or (iv) any other means. The advisory agreement provides that if investment leverage exceeds 40% (annualized) on the Fund's total leveraged assets, the Adviser will not receive a management fee on total leveraged assets in excess of this amount. As of April 30, 2007, the Fund's investment leverage represents 54% (annualized) of total leveraged assets. When the Fund holds both long and short forward currency contracts in the same foreign currency, the offsetting positions will be netted for purposes of determining total leveraged assets. When the Fund holds other long and short positions in Foreign Obligations in a given country denominated in the same currency, total leveraged assets will be calculated by excluding the smaller of the long or short position.

The "notional value" of a forward foreign currency contract or a futures contract or swap based upon foreign currencies, issuers or markets for purposes of calculating total leveraged assets is the stated dollar value of the underlying reference instrument at the time the derivative position is entered into. This amount remains constant throughout the life of the derivative contract. However, the negative or positive payment obligations of the Fund under the derivative contract are marked-to-market on a daily basis and are reflected in the Fund's net assets.

The portion of the advisory fees payable by Cash Management on the Fund's investment of cash therein is credited against the Fund's advisory fees. For the six months ended April 30, 2007, the Fund's advisory fee totaled $2,157,701 of which $13,569 was allocated from Cash Management and $2,144,132, was paid or accrued directly by the Fund.

For the six months ended April 30, 2007, the fee was equivalent to 0.60% (annualized) of the Fund's average daily total leveraged assets, and 1.25% (annualized) of the Fund's average daily net assets. EVM serves as the administrator of the Fund, but currently receives no compensation for providing administrative services to the Fund.

The adviser has contractually agreed to reimburse the Fund for fees and other expenses in the amount of 0.20% (annualized) of average daily total leveraged assets of the Fund for the first five full years of the Fund's operations 0.15% (annualized) of average daily total leveraged assets of the Fund in year six, 0.10% (annualized) in year seven and 0.05% (annualized) in year eight. For the six months ended April 30, 2007, the investment adviser waived $575,387 of its advisory fee.

Trustees of the Fund, who are not affiliated with EVM, may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2007, no significant amounts have been deferred.

Certain officers and Trustees of the Fund are officers of the above organization.

  4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including paydowns on mortgage-backed securities, for the six months ended April 30, 2007, were as follows:

Purchases
Investments (non-U.S. Government)	$91,026,347
U.S. Government Securities	32,435,445
$123,461,792
Sales
Investments (non-U.S. Government)	$103,563,376
U.S. Government Securities	22,188,511
$125,751,887

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

  5  Securities Lending Agreement

The Fund has established a securities lending agreement in which the Fund lends portfolio securities to a broker in exchange for collateral consisting of either cash or U.S. government securities in an amount at least equal to the market value of the securities on loan. Under the agreement, the Fund continues to earn interest on the securities loaned. Collateral received is generally cash, and the Fund invests the cash and receives any interest on the amount invested but it must also pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Fund offsets a portion of the interest income received and amounted to $3,996,666 for the six months ended April 30, 2007. At April 30, 2007, the value of the securities loaned and the value of the collateral amounted to $149,071,849 and $152,504,843, respectively. In the event of counterparty default, the Fund is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears risk in the event that invested collateral is not sufficient to meet obligations due on the loans. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

  6  Shares of Beneficial Interest

The Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional $0.01 par value shares of beneficial interest. Transactions in shares were as follows:

	Six Months Ended April 30, 2007 (Unaudited)	Year Ended October 31, 2006
Issued to shareholders electing to receive payments of distributions in Fund shares	17,851	—
Net increase	17,851	—

  7  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at April 30, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$487,864,849
Gross unrealized appreciation	$9,143,494
Gross unrealized depreciation	(2,631,601)
Net unrealized appreciation	$6,511,893

The unrealized depreciation on foreign currency, swap contracts, financial futures contracts and forward contracts at April 30, 2007 on a federal income tax basis was $389,259.

  8  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

  9  Financial Instruments

The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency contracts, financial futures contracts, and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at April 30, 2007 is as follows:

Forward Foreign Currency Exchange Contracts

Sales
Settlement Date(s)	Deliver	In exchange for	Net Unrealized Appreciation (Depreciation)
5/03/07	Brazilian Real 12,653,600	United States Dollar 6,224,767	$(867)
5/10/07	Canadian Dollar 4,000,000	United States Dollar 3,587,444	(32,944)
5/14/07	Canadian Dollar 4,020,000	United States Dollar 3,604,929	(33,995)
5/31/07	Euro 42,074,840	United States Dollar 57,333,047	(153,386)
5/31/07	British Pound Sterling 7,386,884	United States Dollar 14,715,076	(55,637)
5/01/07	New Zealand Dollar 5,038,110	United States Dollar 3,753,593	10,530
5/03/07	New Zealand Dollar 5,038,110	United States Dollar 3,740,293	(2,506)
			$(268,805)

Purchases
Settlement Date(s)	Acquire	In exchange for	Net Unrealized Appreciation (Depreciation)
5/03/07	Brazilian Real 12,653,600	United States Dollar 6,123,947	$101,687
6/04/07	Brazilian Real 12,653,600	United States Dollar 6,196,002	(1,758)
5/29/07	Botswana Pula 2,160,000	United States Dollar 352,512	(2,306)
5/25/07	Colombian Peso 2,700,000,000	United States Dollar 1,276,596	5,642
5/16/07	Euro 1,421,095	Hungarian Forint 350,000,000	12,553
5/14/07	Indonesian Rupiah 6,000,000,000	United States Dollar 660,647	(1,267)
5/07/07	Indian Rupee 137,250,000	United States Dollar 3,200,047	129,395
5/14/07	Indian Rupee 137,250,000	United States Dollar 3,196,916	127,850
5/21/07	Indian Rupee 137,250,000	United States Dollar 3,240,467	79,637
5/29/07	Indian Rupee 167,250,000	United States Dollar 4,064,236	(24,899)
5/16/07	Icelandic Kroner 376,674,800	Euro 4,208,422	110,295
6/20/07	Icelandic Kroner 329,144,000	Euro 3,662,650	67,173
7/05/07	Kenyan Shilling 11,200,000	United States Dollar 162,819	1,762
9/17/07	Kenyan Shilling 8,665,000	United States Dollar 123,257	4,065
8/03/07	Kazakhstan Tenge 66,000,000	United States Dollar 557,432	(7,599)
5/07/07	Mexican Peso 19,000,000	United States Dollar 1,726,802	11,768
5/14/07	Mexican Peso 38,328,000	United States Dollar 3,479,082	26,793
5/23/07	Mexican Peso 18,600,000	United States Dollar 1,687,243	13,309
5/07/07	Malaysian Ringgit 13,500,000	United States Dollar 3,916,335	29,446

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

Settlement Date(s)	Acquire	In exchange for	Net Unrealized Appreciation (Depreciation)
5/14/07	Malaysian Ringgit 17,250,000	United States Dollar 5,008,420	$35,025
5/21/07	Malaysian Ringgit 17,250,000	United States Dollar 5,047,549	(2,491)
5/25/07	Malaysian Ringgit 13,500,000	United States Dollar 3,955,117	(6,088)
5/01/07	New Zealand Dollar 5,038,110	United States Dollar 3,740,998	2,066
5/04/07	Philippines Peso 129,250,000	United States Dollar 2,685,714	29,066
5/11/07	Philippines Peso 129,250,000	United States Dollar 2,696,022	18,858
5/18/07	Philippines Peso 129,250,000	United States Dollar 2,719,507	(4,527)
5/25/07	Philippines Peso 129,250,000	United States Dollar 2,727,138	(12,059)
5/16/07	Polish Zloty 27,225,000	Euro 7,132,139	77,248
6/18/07	Polish Zloty 12,510,000	Euro 3,258,237	60,019
5/21/07	Romanian Leu 11,022,500	Euro 3,298,471	17,710
6/20/07	Romanian Leu 16,122,500	Euro 4,762,750	90,684
5/10/07	Serbian Dinar 102,000,000	Euro 1,274,506	(19,714)
5/14/07	Serbian Dinar 316,500,000	Euro 3,907,407	(155)
5/07/07	Singapore Dollar 5,300,000	United States Dollar 3,509,306	(20,772)
5/14/07	Turkish Lira 4,783,882	United States Dollar 3,465,632	20,924
10/04/07	Ugandan Shilling 217,450,000	United States Dollar 122,721	789
10/15/07	Ugandan Shilling 384,796,000	United States Dollar 216,909	1,286
			$971,415

Futures Contracts

Expiration Date(s)	Contracts	Position	Aggregate Cost	Value	Net Unrealized Depreciation
6/07	21 Japan 10 Year Bond	Short	$(24,213,376)	$(24,241,492)	$(28,116)

Description of the underlying instruments to futures contracts: Japanese Government Bonds (JGB) having a maturity of 7 years or more but less than 11 years.

At April 30, 2007, the Fund had sufficient cash and/or securities to cover potential obligations arising from open futures and forward foreign currency exchange contracts as well as margin requirements on the open futures contracts.

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

Credit Default Swaps

The Fund has entered into credit default swaps whereby the Fund is buying or selling exposure to an increase in credit spreads for the underlying instrument. The maximum payouts are limited to the notional amount of each swap.

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
10,000,000	USD	3/20/2010	Agreement with Credit Suisse First Boston dated 3/05/2005 whereby the Fund will pay 2.01% per year times the notional amount. In exchange for that periodic payment, upon a credit event involving Turkish sovereign issues, Credit Suisse First Boston agrees to pay the Fund the notional amount of the swap. To receive that payment, the Fund must deliver a bond (with par value equal to the notional amount of the swap) issued by Turkey to Credit Suisse First Boston.	$(266,978)
5,000,000	USD	9/20/2011	Agreement with Credit Suisse First Boston dated 7/21/2006 whereby the Fund will pay 2.15% per year times the notional amount. In exchange for that periodic payment, upon a credit event involving Filipino sovereign issues, Credit Suisse First Boston agrees to pay the Fund the notional amount of the swap. To receive that payment, the Fund must deliver a bond (with par value equal to the notional amount of the swap) issued by the Philippines to Credit Suisse First Boston.	$(224,771)
10,000,000	USD	3/20/2010	Agreement with JP Morgan Chase Bank dated 3/05/2005 whereby the Fund will pay 2.00% per year times the notional amount. In exchange for that periodic payment, upon a credit event involving Turkish sovereign issues, JP Morgan Chase Bank agrees to pay the Fund the notional amount of the swap. To receive that payment, the Fund must deliver a bond (with par value equal to the notional amount of the swap) issued by Turkey to JP Morgan Chase Bank.	$(264,327)
10,000,000	USD	9/20/2011	Agreement with JP Morgan Chase Bank dated 7/21/2006 whereby the Fund will pay 2.09% per year times the notional amount. In exchange for that periodic payment, upon a credit event involving Indonesian sovereign issues, JP Morgan Chase Bank agrees to pay the Fund the notional amount of the swap. To receive that payment, the Fund must deliver a bond (with par value equal to the notional amount of the swap) issued by Indonesia to JP Morgan Chase Bank.	$(430,154)
5,000,000	USD	9/20/2011	Agreement with JP Morgan Chase Bank dated 7/21/2006 whereby the Fund will pay 2.17% per year times the notional amount. In exchange for that periodic payment, upon a credit event involving Filipino sovereign issues, JP Morgan Chase Bank agrees to pay the Fund the notional amount of the swap. To receive that payment, the Fund must deliver a bond (with par value equal to the notional amount of the swap) issued by the Philippines to JP Morgan Chase Bank.	$(228,669)
6,800,000	USD	12/20/2016	Agreement with Credit Suisse First Boston dated 10/19/2006 whereby the Fund will pay 0.20% per year times the notional amount. In exchange for that periodic payment, upon a credit event involving Italian sovereign issues, Credit Suisse First Boston agrees to pay the Fund the notional amount of the swap. To receive that payment , the Fund must deliver a bond (with par value equal to the notional amount of the swap) issued by Italy to Credit Suisse First Boston.	$(35,297)
5,000,000	USD	12/20/2016	Agreement with Lehman Brothers Bank dated 12/01/2006 whereby the Fund will pay 2.36% per year times the notional amount. In exchange for that periodic payment, upon a credit event involving Venezuela sovereign issues, Lehman Brothers Bank agrees to pay the Fund the notional amount of the swap. To receive the payment, the Fund must deliver a bond (with par value equal to the notional amount of the swap) issued by Venezuela to Lehman Brothers Bank.	$(15,472)
2,500,000	USD	12/20/2016	Agreement with Lehman Brothers Bank dated 12/11/2006 whereby the Fund will pay 2.22% per year times the notional amount. In exchange for that periodic payment, upon a credit event involving Venezuela sovereign issues, Lehman Brothers Bank agrees to pay the Fund the notional amount of the swap. To receive the payment, the Fund must deliver a bond (with par value equal to the notional amount of the swap) issued by Venezuela to Lehman Brothers Bank.	$16,042
				$(1,449,626)

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

Interest Rate Swaps

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
7,387,274	BRL	1/02/2012	Agreement with JP Morgan Chase Bank dated 12/13/2006 whereby the Fund will accrue interest payable at a floating rate that resets daily equal to the Brazilian Interbank Deposit rate on the notional amount of 7,387,274 BRL. In exchange, the Fund will accrue interest receivable at a fixed rate of 12.73% on the same notional amount, which accretes to 13,500,000 BRL at maturity date. On maturity date, the Fund will make or receive a payment equal to the net of the accrued interest payable or receivable.	$352,144
12,000,000	MYR	3/27/2012	Agreement with Barclays Capital Bank PLC dated 3/27/2007whereby the Fund makes payments quarterly at the floating rate reset on the first day of each quarter equal to the Kuala Lumpur Interbank Offered Rate (KLIBOR) on the notional amount of 12,000,000 MYR. In exchange, the Fund receives payments quarterly at a fixed rate equal to 3.85% on the same notional amount.	$17,839
347,500,000	INR	3/31/2008	Agreement with Merrill Lynch dated 3/30/2007 whereby the Fund will accrue interest payable at the floating rate resetting and compounding daily equal to the Indian Overnight Mumbai Interbank Offered Rate (MIBOR) on the notional amount of 347,500,000 INR. In exchange, the Fund will accrue interest receivable at a fixed rate of 7.8% on the same notional amount. On maturity date, the Fund will make or receive a payment equal to the net of the accrued interest payable or receivable.	$(142,026)
80,500,000	INR	3/30/2012	Agreement with Merrill Lynch dated 3/30/2007 whereby the Fund will accrue interest receivable at the floating rate equal to the Indian Overnight Mumbai Interbank Offered Rate (MIBOR) resetting and compounding daily on the notional amount of 80,500,000 INR. In exchange, the Fund will accrue interest payable at a fixed rate of 7.85% on the same notional amount. On a semi-annual basis, the Fund will make or receive a payment equal to the net of the accrued interest payable or receivable.	$66,354
				$294,311

  10  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, (FIN 48) "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, (FAS 157) "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2007

OTHER MATTERS (Unaudited)

The Fund held its Annual Meeting of Shareholders on February 23, 2007. The following action was taken by the shareholders of the Fund:

Item 1: The election of William H. Park and Ronald A. Pearlman as Class II Trustees of the Fund for a three-year term expiring in 2010:

Fund	Nominee for Class II Trustee Elected by All Shareholders: William H. Park	Nominee for Class II Trustee Elected by All Shareholders: Ronald A. Pearlman
For	14,933,875	14,927,313
Withheld	140,654	147,216

Eaton Vance Short Duration Diversified Income Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have dividends and capital gains distributions automatically reinvested in shares (the Shares) of the Fund. You may participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc. as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund's transfer agent PFPC Inc., or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquires regarding the Plan can be directed to the Plan Agent, PFPC Inc., at 1-800-331-1710.

Eaton Vance Short Duration Diversified Income Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Short Duration Diversified Income Fund
c/o PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027
800-331-1710

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company and has no employees.

Number of Shareholders

As of April 30, 2007, our records indicate that there are 18 registered shareholders and approximately 12,491 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

New York Stock Exchange symbol

The New York Stock Exchange Symbol is EVG.

Eaton Vance Short Duration Diversified Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

Eaton Vance Short Duration Diversified Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the Board met ten times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, fourteen and eight times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement between the Eaton Vance Short Duration Diversified Income Fund (the "Fund"), and Eaton Vance Management (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing factors such as credit risk and special considerations relevant to investing in senior, secured floating-rate loans, foreign debt obligations, including debt of emerging market issuers, and mortgage-backed securities. The Board considered the Adviser's in-house research capabilities as well as other resources available to personnel of the Adviser. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory agreements.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the period from

Eaton Vance Short Duration Diversified Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

inception (February 2005) through September 30, 2006 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund is satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to as "management fees"). The Board noted the nature of the management fees which are charged on total leveraged assets, and its relationship to the investment objectives of the Fund. The Board concluded that the fees were appropriate in light of the manner in which the leverage will be used by the Adviser in managing the portfolio.

As part of its review, the Board considered the Fund's management fees and total expense ratio for the year ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the Adviser's profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Short Duration Diversified Income Fund

INVESTMENT MANAGEMENT

Officers
Thomas E. Faust Jr.
President
James B. Hawkes
Vice President and Trustee
Christine M. Johnston
Vice President
Scott H. Page
Vice President
Susan Schiff
Vice President
Payson F. Swaffield
Vice President
Mark S. Venezia
Vice President
Barbara E. Campbell
Treasurer
Alan R. Dynner
Secretary
Paul M. O'Neil
Chief Compliance Officer	Trustees Samuel L. Hayes, III Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Norton H. Reamer Lynn A. Stout Ralph F. Verni

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Investment Adviser of Eaton Vance Short Duration Diversified Income Fund
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Administrator of Eaton Vance Short Duration Diversified Income Fund
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Custodian
Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 43027

Providence, RI 02940-3027

(800) 331-1710

Eaton Vance Short Duration Diversified Income Fund

The Eaton Vance Building

255 State Street

Boston, MA 02109

2319-6/07  CE-SDDISRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman and Chief Operating Officer of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

Not required in this filing

Item 5.  Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  The investment adviser will generally vote proxies through the Agent.  The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies.  It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent.  The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies.  The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies.  The investment adviser generally supports management on social and environmental proposals.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists.  If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Short Duration Diversified Income Fund

By:	/s/ Thomas E. Faust Jr.
Thomas E. Faust Jr.
President

June 11, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

June 11, 2007

By:	/s/ Thomas E. Faust Jr.
Thomas E. Faust Jr.
President

June 11, 2007